                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2004

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

         New York                 1-15286                 11-2418067
      --------------           ------------          -------------------
      (State or other          (Commission           (IRS Employer
      jurisdiction of          File Number)          Identification No.)
      incorporation)

        388 Greenwich Street, New York, New York                10013
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        (Address of principal executive offices)             (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

Exhibit No.       Description
-----------       -----------
   1.01           Terms Agreement, dated April 26, 2004, between the Company and
                  Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's 7% Select EQUity Indexed
                  NoteS(SM) based upon the common stock of Hewlett-Packard
                  Company due May 2, 2005.

   4.01           Form of Note for the Company's 7% Select EQUity Indexed
                  NoteS(SM) based upon the common stock of Hewlett-Packard
                  Company due May 2, 2005.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2004                      CITIGROUP GLOBAL MARKETS
                                             HOLDINGS INC.

                                           By:    /s/ Mark I. Kleinman
                                               ---------------------------------
                                               Name:  Mark I. Kleinman
                                               Title: Executive Vice President
                                                      and Treasurer